----------------
                                [LOGO] ICM FUNDS
                                ----------------

                                ICM SERIES TRUST

                               ISABELLE SMALL CAP
                                   VALUE FUND

                                  Annual Report
                                December 31, 2000

                                  ICM/ISABELLE
                              SMALL CAP VALUE FUND

                                TABLE OF CONTENTS

Shareholder Letter .......................................................     1

Portfolio of Investments .................................................     7

Statement of Assets and Liablities .......................................    11

Statement of Operations ..................................................    12

Statements of Changes in Net Assets ......................................    13

Financial Highlights .....................................................    14

Notes to Financial Statements ............................................    16

Report of Independent Public Accountants .................................    21

Shareholder Letter

Dear Shareholder:

Last year was truly an Alice In Wonderland adventure. Events that should have materialized didn't, while a number of seemingly impossible situations did. Nonetheless, in the midst of a most confusing environment, and despite some honest-to-goodness miscues on our part, your fund posted a respectable return of 7.73% and 7.90% for Investment Class and Institutional Class, respectively.* Small cap value did well as a category, so we are not crowing about our ability to overachieve, but indeed as the average diversified stock fund lost 1.67% for the year according to preliminary data posted on January 3, 2001 in the Wall Street Journal, we are very pleased to be in positive territory.

Just exactly what was going on and what did we do right (and wrong)?

Early into the year, the insanity in chasing technology stocks reached a new level of incomprehensibility, particularly with respect to the so-called "dot-coms" and other internet-related issues. For a time, the supposed new investor laughed off the notion of valuation, harboring a total indifference toward revenues and profitability as factors making for economic success. A business model that made money, who cared! After all, this was the new economy. Things would be different, this time.

Soon however, the piper called as he always does, demanding payment for providing entertainment. The markets reeled, falling significantly through early spring. Soon, however, investors lulled themselves back into a false sense of well

------------------------------------

Past performance is no guarantee of future results. For more complete information about the fund, including fees and expenses, please call 1-800-472-6114 for a prospectus. Please read the prospectus carefully before investing or sending money. There are risks associated with investing in funds that invest in stocks of small companies. These stocks tend to be more volatile and less liquid than stocks of larger companies. Share prices and performance calculations are based upon investment class shares. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Without fee waivers and expense reimbursements in effect for the periods presented, total return for the Fund would have been lower. The Russell 2000 Index, the most relevant benchmark for the Fund, is an unmanaged index of stocks considered representative of the small cap market. An individual cannot invest in the index. Distributor: AmeriMutual Funds Distributor, Inc.

being throughout the summer and it then took only a mere whiff of an eco-nomic slow-down to send things downward again. The knock-out punch for the general market averages was administered in the fourth quarter as real earnings disappointments began to multiply, and many of the former Internet heroes, most of which had run out of money, literally vanished from the scene. From its peak in April, according to Bloomberg data, the technology-laden NASDAQ Composite fell over 50%. Which brings us to the present.

At this juncture, it is difficult to determine whether or not the champ can get up and keep fighting. He's shown that he is tough and resilient, but alas, after a long and very successful run, he's simply getting old.

In such a topsy-turvy environment, how did undervalued small company stocks perform so well? First, these types of investments have been largely ignored for some time. It has really been a large cap-driven market. Thus, when some of the highly visible names began to falter, some of the money flowing out of those stocks was re-directed toward smaller issues. Moreover, as investors were jolted back into reality and began to assess value again, many small caps stood out as being very cheap. Together, these situations produced a fairly sharp run-up in small company stocks as a group. However, we believe that this year will require a refinement in judgment. Rather than simply throwing money at small stocks, investors will have to do their homework to avoid overpaying for companies that can't sustain their fundamentals. This becomes all the more important if the economy falters more than the pundits have predicted.

The ICM/Isabelle Small Cap Value Fund benefited from good stock selection and the avoidance of the severely overpriced sectors. Our concern with absolute economic value, we believe, will sustain the portfolio under most market conditions as we buy the business not the stock.

For the past year, the Fund had many true winners including Scios Inc. (+451%); First American Financial Corp. (+164%); WLR Foods (+147%); Brown and Sharpe Manufacturing (+129%); Key Energy Group (+101%), and Stancorp Financial Group (+90%), to name a few.

Conversely, some investments did not work as we reached too far, pitting the very real potential for great returns against balance sheets that proved too weak to sustain. The economic value that was so apparent could not be realized. For example, Crown Vantage Corporation, a company that we were very excited about, could not weather the bottom of the paper cycle and filed for bankruptcy. Despite its demonstrated ability to produce $10 per share in operating income at peak, the $500 million of debt Fort James Corporation saddled Crown Vantage with prior to spinning it off in 1996, led to its ultimate undoing. Perhaps even more astonishing was the unfortunate saga of Anacomp, a company that re-emerged from bankruptcy in 1996 and was on track to do $2+ per share in earnings. However, management not only spent the company into near bankruptcy trying to build an internet-based delivery platform for its long-term storage technology, but we believe ignored a purchase offer of over $20 per share.

In hindsight, while we have had great success with companies with characteristics like Crown Vantage and Anacomp, we have learned that these types of investments work well at the beginning of a broad economic upswing when perceptions are still gloomy, but credit is loosening and demand is beginning to build. Obviously, this scenario is different than the landscape we see before us today and we must rely on our experience to aid us in charting the correct course.

Having analyzed the recent past, and mindful of the current uncertainty surrounding the outlook, we go into 2001 with an even greater sense of resolve to continue doing what we've been doing right, while eschewing any bad habits that have plagued us in the past. We feel that we indeed have a good eye for unrecognized economic value, but we will make every effort to supplement that with a viable financial structure. Make no mistake about it: we are always trying to learn from our experience to improve our results for you, the shareholder.

Your confidence in the Fund and its management resulted in an asset growth of over $80 million for the year, an increase of approximately 500% from the 1999 year-end level of $17.4 million. We are pleased then to report that at this writing the Fund stands at approximately $116 million in net assets.

Our desire was to provide a second year of positive performance with no distributions to the shareholders. The idea was to take any realized losses from our clunkers and apply them to gains that were realized over the year. Unfortunately, we were unable to fully capitalize on such a strategy, resulting in the necessity of declaring a $0.25 distribution to shareholders as of December 14th. Looking ahead, we are confident that the tax situation has been remedied and we are eager to demonstrate that our investment strategy does indeed have the potential to produce an above average tax efficiency as well as superior investment returns.

We look forward to your continuing support.


/s/ Warren J. Isabelle

Warren J. Isabelle, CFA
President and Chairman of the Board
February 2001

-----------

The views expressed in this report reflect those of the portfolio manager, only through the period of this report as stated on the cover. The manager's views are subject to change at any time based on the market and other conditions.

* For the period ending December 31, 2000, the Fund's Investment Class had a total return of -7.64% for the previous three months and a total return of 7.73% for the previous twelve months. Since inception on 3/9/98 through 12/31/00, the Investment Class had an annualized total return of 3.87%. Past performance is no guarantee for future results. Return figures assume reinvestment of dividends, and reflect expense reimbursements and/or fee waivers. If the reimbursements and waivers had not been in effect, the returns would have been lower. This material must be accompanied or preceded by a currect prospectus. It contains more complete information including management fees and expenses. Please read the prospectus carefully before you invest.

ICM/ISABELLE SMALL CAP VALUE FUND
Investment Class

ILLUSTRATION OF $10,000 INVESTMENT

The graph below compares the increase in the value of a $10,000 investment in the ICM/Isabelle Small Cap Value Fund Investment Class with the performance of the Russell 2000 Index. The values and returns for the ICM/Isabelle Small Cap Value Fund and the Russell 2000 Index include reinvested dividends.

                               [GRAPHIC OMITTED]

ICM/ISABELLE SMALL CAP VALUE FUND
Institutional Class

ILLUSTRATION OF $10,000 INVESTMENT

The graph below compares the increase in the value of a $10,000 investment in the ICM/Isabelle Small Cap Value Fund Institutional Class with the performance of the Russell 2000 Index. The values and returns for the ICM/Isabelle Small Cap Value Fund and the Russell 2000 Index include reinvested dividends.

                               [GRAPHIC OMITTED]

ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                                                       Market
                                                                       Value
 Shares                                                               (Note 1)
 ------                                                               --------

         Common Stocks - 90.33%
         Basic Materials - 16.29%
212,654  AK Steel Holding Corp.                                    $   1,860,722
159,500  Castle (A.M.) & Co.                                           1,595,000
369,700  Commonwealth Industries, Inc.                                 1,663,650
378,800  Crompton Corp.                                                3,977,400
756,800  Graphic Packaging International Corp.*                          851,400
213,000  Material Sciences Corp.*                                      1,637,437
449,100  PolyOne Corp.                                                 2,638,462
228,700  Wausau-Mosinee Paper Corp.                                    2,315,587
                                                                   -------------
                                                                      16,539,658
                                                                   -------------

         Capital Goods - 21.85%
718,300  Brown & Sharpe Manufacturing Co.*+                            3,501,712
554,900  DT Industries, Inc.*+                                         1,976,831
 95,200  ESCO Electronics Corp.                                        1,969,450
205,100  JLG Industries, Inc.                                          2,179,187
 22,600  NACCO Industries, Inc.                                          987,338
 94,900  RTI International Metals, Inc.*                               1,358,256
132,300  Sames Corp.                                                   1,438,763
173,950  Sypris Solutions, Inc.*                                       1,195,906
231,300  TransPro, Inc.                                                  592,706
119,500  Woodhead Industries, Inc.                                     2,345,187
151,300  York International Corp.                                      4,643,019
                                                                   -------------
                                                                      22,188,355
                                                                   -------------

         Consumer Cyclicals - 6.41%
 11,200  Cross (A.T.) Co.*                                                49,700
213,800  InterTAN, Inc.*                                               2,485,425
157,600  McNaughton Apparel Group, Inc.                                1,674,500
 89,000  Russell Corp.                                                 1,373,938
224,771  Wickes Inc.                                                     927,180
                                                                   -------------
                                                                       6,510,743
                                                                   -------------

The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000 - Continued

                                                                        Market
                                                                        Value
 Shares                                                                (Note 1)
 ------                                                                --------

         Consumer Staples - 5.12%
 41,700  4Kids Entertainment, Inc.*                                  $   372,694
233,300  Homeland Holding Corp.*                                         116,650
121,200  Michael Foods, Inc.                                           3,651,150
  2,000  Oneida Ltd.                                                      37,125
 28,400  Tupperware Corp.                                                580,425
164,300  WorldPages.com, Inc.*                                           441,556
                                                                     -----------
                                                                       5,199,600
                                                                     -----------

         Energy - 2.16%
201,700  Bellwether Exploration Co.*                                   1,714,450
 36,300  McMoRan Exploration Co.*                                        480,975
                                                                     -----------
                                                                       2,195,425
                                                                     -----------

         Financial Services - 8.12%
235,200  Ceres Group, Inc.                                             1,411,200
  4,300  The First American Financial Corp.                              141,363
124,400  Presidential Life Corp.                                       1,858,225
 71,600  StanCorp Financial Group, Inc.                                3,418,900
472,500  Transmedia Network Inc.                                       1,417,500
                                                                     -----------
                                                                       8,247,188
                                                                     -----------

         Health Care - 10.42%
 79,100  America Service Group Inc.*                                   2,056,600
293,900  ARIAD Pharmaceuticals, Inc.*                                  1,396,025
 13,500  BioCryst Pharmaceuticals, Inc.*                                  89,438
 88,300  EPIX Medical, Inc.*                                             739,513
273,000  Scios Inc.*                                                   6,296,063
                                                                     -----------
                                                                      10,577,639
                                                                     -----------

         Other - 0.58%
294,600  Westaff, Inc.*                                                  589,200
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000 - Continued

                                                                       Market
  Shares/                                                               Value
 Par Value                                                            (Note 1)
 ---------                                                            --------

            Technology - 15.95%
  120,000  DuraSwitch Industries*                                    $ 1,312,500
  546,300  eBT International, Inc.*                                    1,126,744
  278,600  Elite Information Group Inc.                                1,253,700
   87,800  Herley Industries, Inc.*                                    1,459,675
  162,100  Intergraph Corp.*                                             972,600
  229,400  Magna Tek, Inc.*                                            2,982,200
  149,200  Pioneer-Standard Electronics, Inc.                          1,641,200
   65,100  Progress Software Corp.*                                      939,881
  281,100  Signal Technology Corp.*                                    2,811,000
   70,600  Varian Semiconductor Equipment Associates, Inc.*            1,676,750
   14,643  VerticalBuyer Inc.*                                            20,266
                                                                     -----------
                                                                      16,196,516
                                                                     -----------

           Transportation - 3.43%
  570,800  Consolidated Freightways Corp.*                             2,390,225
   72,700  Wisconsin Central Transport*                                1,095,044
                                                                     -----------
                                                                       3,485,269
                                                                     -----------

           Total Common Stocks (Cost $91,274,993)                     91,729,593
                                                                     -----------

           Short Term Investments - 7.46%
7,000,000  Fifth Third Bank Repurchase Agreement, 5.75%,
           due 1/2/2001, collateralized by $7,140,350 Federal
           National Mortgage Bank, 7%, due 3/1/2016                    7,000,000
  581,521  Fifth Third Prime Money Market Fund                           581,521
                                                                     -----------

           Total Short Term Investments (Cost $7,581,521)              7,581,521
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000 - Continued

                                                                      Market
                                                                      Value
                                                                     (Note 1)
                                                                     --------

           Total Investments (Cost $98,856,514)** - 97.79%        $  99,311,114

           Cash and Other Assets Net of Liabilities - 2.21%           2,240,331
                                                                  -------------

           NET ASSETS - 100.00%                                   $ 101,551,445
                                                                  =============

----------
 + Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.
 *    Non-income producing security.
** Cost for federal income tax purposes is $99,279,991 and net unrealized appreciation consists of:

           Gross unrealized appreciation                          $  16,320,082
           Gross unrealized depreciation                            (16,288,959)
                                                                  -------------
           Net unrealized appreciation                            $      31,123
                                                                  =============

The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS:
   Investments in securities at market value
      (identified cost $98,856,514) (Note 1)                      $  99,311,114
   Cash                                                                  54,614
   Receivable for securities sold                                     3,538,482
   Receivable for fund shares sold                                    1,445,959
   Interest and dividends receivable                                     25,056
   Deferred organization costs (Note 1)                                  26,334
   Prepaid expenses and other assets                                        249
                                                                  -------------
      TOTAL ASSETS                                                  104,401,808
                                                                  -------------

LIABILITIES:
   Payable for securities purchased                                   1,387,690
   Payable for fund shares redeemed                                   1,242,170
   Payable to advisor (Note 3)                                           83,736
   Payable for trustees' fees (Note 3)                                   10,667
   Accrued expenses                                                     126,100
                                                                  -------------
      TOTAL LIABILITIES                                               2,850,363
                                                                  -------------

NET ASSETS                                                        $ 101,551,445
                                                                  =============

Investment Class Shares (Note 1):
   Net assets (Unlimited shares of $0.001 par beneficial
      interest authorized; 6,932,930 shares outstanding)          $  75,326,828
                                                                  =============
   Net asset value, offering and redemption price
      per Investment Class Share                                  $       10.87
                                                                  =============

Institutional Class Shares (Note 1):
   Net assets (Unlimited shares of $0.001 par beneficial
      interest authorized; 2,400,603 shares outstanding)          $  26,224,617
                                                                  =============

   Net asset value, offering and redemption price
      per Institutional Class Share                               $       10.92
                                                                  =============

NET ASSETS CONSIST OF:
      Paid-in capital                                               102,830,329
      Accumulated net realized loss on investments                   (1,733,484)
      Net unrealized appreciation on investments                        454,600
                                                                  -------------

   NET ASSETS                                                     $ 101,551,445
                                                                  =============

The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
STATEMENT OF OPERATIONS

                                                                 For the Year
                                                                     Ended
                                                               December 31, 2000
                                                               -----------------
INVESTMENT INCOME:
   Dividends                                                      $   720,548
   Interest                                                           345,177
                                                                  -----------
TOTAL INCOME                                                        1,065,725
                                                                  -----------

EXPENSES:
   Investment advisory fees (Note 3)                                  766,034
   Distribution fees - Investment Class (Note 4)                      151,299
   Administration fees                                                 89,205
   Registration fees                                                   73,809
   Professional fees                                                   69,740
   Transfer agent fees                                                 49,666
   Accounting fees                                                     42,852
   Printing expenses                                                   34,028
   Custodian fees (Note 3)                                             26,483
   Trustees' fees                                                      12,600
   Amortization of organization costs (Note 1)                         12,082
   Insurance expense                                                    2,465
   Miscellaneous fees                                                  28,354
                                                                  -----------
      TOTAL EXPENSES                                                1,358,617
         Less fees paid indirectly (Note 3)                            (6,943)
                                                                  -----------
NET EXPENSES                                                        1,351,674
                                                                  -----------
NET INVESTMENT LOSS                                                  (285,949)
                                                                  -----------

REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS:
   Net realized loss on investments                                  (754,160)
   Net change in unrealized appreciation of investments              (234,060)
                                                                  -----------
   Net realized and unrealized loss on investments                   (988,220)
                                                                  -----------
NET DECREASE  IN NET ASSETS
   RESULTING FROM OPERATIONS                                      $(1,274,169)
                                                                  ===========

The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                      For the Year         For the Year
                                                          Ended                Ended
                                                    December 31, 2000    December 31, 1999
                                                    -----------------    -----------------
OPERATIONS:
   Net investment loss                               $    (285,949)        $    (105,009)
   Net realized gain (loss) on investments                (754,160)            2,226,890
   Net change in unrealized appreciation
   of investments                                         (234,060)            1,687,839
                                                     -------------         -------------
       Net increase (decrease) in net
       assets resulting from operations                 (1,274,169)            3,809,720
                                                     -------------         -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains:
       Investment Class                                 (1,732,961)                   --
       Institutional Class                                (555,671)                   --
                                                     -------------         -------------
       Total distributions to shareholders              (2,288,632)                   --
                                                     -------------         -------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares subscribed:
       Investment Class                                 83,681,955             6,998,269
       Institutional Class                              20,238,192             1,782,304
   Proceeds from shares issued in payment
   of capital gains:
       Investment Class                                  1,705,345                    --
       Institutional Class                                 555,241                    --
   Cost of shares redeemed:
       Investment Class                                (16,906,571)             (544,317)
       Institutional Class                              (1,600,852)                   --
                                                     -------------         -------------
       Increase in net assets derived
       from capital share transactions (a)              87,673,310             8,236,256
                                                     -------------         -------------
           TOTAL INCREASE IN
           NET ASSETS                                   84,110,509            12,045,976
                                                     -------------         -------------

NET ASSETS:
       Beginning of year                                17,440,936             5,394,960
                                                     -------------         -------------
       End of year                                   $ 101,551,445         $  17,440,936
                                                     =============         =============
   (a) Transactions in Capital Stock were:
   Investment Class
       Shares sold                                       7,305,075               796,386
       Shares issued in payment of capital gains           162,414                    --
       Shares redeemed                                  (1,501,576)              (69,667)
                                                     -------------         -------------
   Net increase in shares outstanding                    5,965,913               726,719
                                                     =============         =============
   Institutional Class
       Shares sold                                       1,774,361               179,609
       Shares issued in payment of capital gains            52,580                    --
       Shares redeemed                                    (145,321)                   --
                                                     -------------         -------------

   Net increase in shares outstanding                    1,681,620               179,609
                                                     =============         =============

The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period indicated.

                                                          Investment           Investment           Investment
                                                             Class                Class                Class
                                                        ----------------------------------------------------------
                                                                                                  For the Period
                                                          For the Year        For the Year        March 9, 1998**
                                                              Ended               Ended               through
                                                        December 31, 2000  December 31, 1999*    December 31, 1998
                                                        ----------------------------------------------------------
Net Asset Value, Beginning of Period                    $    10.33             $     6.91           $    10.00
                                                        ----------------------------------------------------------
     Increase (decrease) from investment operations:
     Net investment loss                                     (0.05)                 (0.12)               (0.04)
     Net gains (losses) on investments
          (both realized and unrealized)                      0.84                   3.54                (3.05)
                                                        ----------------------------------------------------------
     Net increase (decrease) from
          investment operations                               0.79                   3.42                (3.09)
                                                        ----------------------------------------------------------
     Less distributions from net
          realized gains                                     (0.25)                    --                   --
                                                        ----------------------------------------------------------

Net Asset Value, End of Period                          $    10.87             $    10.33           $     6.91
                                                        ==========================================================

Total Return***                                               7.73%                 49.49%              (30.90%)

Ratios/Supplemental Data
     Net assets, end of period (in 000s)                $   75,327             $    9,993           $    1,660
     Ratio of expenses to average net assets:
          Before fees paid indirectly, waiver
               and reimbursement by Advisor                   1.82%(2)               4.79%                8.81%(1)
          After reduction for fees paid
               indirectly, waiver and
               reimbursement by Advisor                       1.81%(2)               1.95%                1.95%(1)
     Ratio of net investment loss to
          average net assets:
          Before fees paid indirectly, waiver
               and reimbursement by Advisor                  (0.44%)(2)             (4.23%)              (7.99%)(1)
          After reduction for fees paid
               indirectly, waiver and
               reimbursement by Advisor                      (0.43%)(2)             (1.39%)              (1.13%)(1)
     Portfolio turnover rate                                 53.91%                 84.30%               21.43%

----------
  *   Based on average shares outstanding.
 **   Commencement of investment operations.
*** Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the end of the period. Total returns for periods less than one year are not annualized.
(1)   Annualized.
(2) For the year ended December 31, 2000, there was no waiver or reimbursement by the Advisor.

The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period indicated.

                                                          Institutional       Institutional        Institutional
                                                              Class               Class                Class
                                                        ----------------------------------------------------------
                                                                                                  For the Period
                                                          For the Year         For the Year       March 29, 1998**
                                                              Ended                Ended              through
                                                        December 31, 2000   December 31, 1999*   December 31, 1998
                                                        ----------------------------------------------------------
Net Asset Value, Beginning of Period                    $    10.36             $     6.92            $    10.00
                                                        ----------------------------------------------------------
     Increase (decrease) from investment operations:
     Net investment loss                                     (0.02)                 (0.10)                (0.04)
     Net gains (losses) on investments
          (both realized and unrealized)                      0.83                   3.54                 (3.04)
                                                        ----------------------------------------------------------
     Net increase (decrease) from
          investment operations                               0.81                   3.44                 (3.08)
                                                        ----------------------------------------------------------
     Less distributions from net
          realized gains                                     (0.25)                    --                    --
                                                        ----------------------------------------------------------
Net Asset Value, End of Period                          $    10.92             $    10.36            $     6.92
                                                        ==========================================================
Total Return***                                               7.90%                 49.71%               (30.80%)

Ratios/Supplemental Data
     Net assets, end of period (in 000s)                $   26,225             $    7,448            $    3,734
     Ratio of expenses to average net assets:
          Before fees paid indirectly, waiver
               and reimbursement by Advisor                   1.57%(2)               4.54%                 8.56%(1)
          After reduction for fees paid
               indirectly, waiver and
               reimbursement by Advisor                       1.56%(2)               1.70%                 1.70%(1)
     Ratio of net investment loss to
          average net assets:
          Before fees paid indirectly, waiver
               and reimbursement by Advisor                  (0.18%)(2)             (4.14%)               (7.74%)(1)
          After reduction for fees paid
               indirectly, waiver and
               reimbursement by Advisor                      (0.17%)(2)             (1.30%)               (0.88%)(1)
     Portfolio turnover rate                                 53.91%                 84.30%                21.43%

----------
  *   Based on average shares outstanding.
 **   Commencement of investment operations.
*** Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the end of the period. Total returns for periods less than one year are not annualized.
(1)   Annualized.
(2) For the year ended December 31, 2000, there was no waiver or reimbursement by the Advisor.

The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

Note 1- Significant Accounting Policies

ICM/Isabelle Small Cap Value Fund (the "Fund"), a series of ICM Series Trust (the "Trust") was organized as a Massachusetts business trust pursuant to a trust agreement dated November 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers two classes of shares (Investment Class shares and Institutional Class shares), each of which has equal rights as to class and voting privileges. The Investment Class has exclusive voting rights with respect to its distribution plan pursuant to Rule 12b-1 ("12b-1 Plan") and is subject to 12b-1 Plan expenses. The Fund commenced operations on March 9, 1998 (March 29, 1998 for the Institutional Class). The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

      A. Security Valuation. Investments in securities are valued at the last reported sales price on the national securities exchange or national securities market on which such securities are primarily traded, on the last business day of the period. Unlisted securities, or listed securities in which there were no sales, are valued at the mean of the closing bid and ask prices. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost plus accrued interest, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Trustees.

      B. Investment Income and Securities Transactions. Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is reported on the ex-dividend date. Interest income and expenses are accrued daily.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000 - Continued

      C. Net Asset Value Per Share. Net Asset value per share of each class of shares of the Fund is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its net assets, less liabilities attributable to that class, by the number of outstanding shares of that class. The net asset value of the classes may differ because of different fees and expenses charged to each class.

      D. Organization Costs. Organization costs are amortized on a straight line basis over five years from commencement of operations. If any of the original shares are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized organizational costs as of the date of redemption. The pro rata shares will be derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

      E. Federal Income Taxes. The Trust intends to continue to qualify each year as a regulated investment company by complying with all requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies including, among other things, distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision is required.

      The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist. At December 31, 2000, the Fund reclassified $285,949 from paid-in capital to accumulated net investment loss. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000 - Continued

      F. Income and Expenses. Expenses directly attributable to a particular class are charged directly to such class. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based on the proportion of net assets of each class at the beginning of that day.

      G. Distributions to Shareholders. The Fund will distribute substantially all of its net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

      H. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 - Purchases and Sales of Securities

Purchases and sales of securities, other than short-term investments, aggregated $114,693,884 and $37,861,430 respectively, for the year ended December 31, 2000.

Note 3 - Investment Advisory Fee, Administration Fee and Other Transactions

Ironwood Capital Management, LLC ("ICM") serves as the investment advisor for the Fund pursuant to an investment advisory agreement (the "Agreement"). Under the terms of the Agreement, ICM receives a fee from the Fund, accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000 - Continued

Pursuant of the terms of the Agreement, ICM is obligated for as long as the Agreement remains in effect, to limit total Fund expenses, including its investment advisory fee, to 1.95% of the average daily net assets annually for the Investment Class and 1.70% of the average daily net assets annually for the Institutional Class, and to waive such fees and reimburse expenses to the extent that they exceed these amounts. For the year ended December 31, 2000, no advisory fees were waived or other expenses reimbursed by ICM.

American Data Services, Inc. ("ADS") serves as the administrator, fund accounting agent and transfer agent to the Fund, and AmeriMutual Fund Distributors, Inc., an affiliate of ADS, serves as the Fund's distributor.

Fifth Third Bank, as the Fund's custodian, has agreed to compensate the Fund and decrease custody fees for interest on any cash balances left uninvested. For the year ended December 31, 2000, the Fund's custodian expenses were reduced by $6,943 which are disclosed as fees paid indirectly on the accompanying statement of operations.

No officer, trustee or employee of ICM, or ADS, or any affiliate thereof, receives any compensation from the Trust for serving as a Trustee or officer of the Trust. The Trust pays each unaffiliated Trustee an annual fee of $2,000 for their services, plus $500 for their attendance at board and committee meetings. The Trust also reimburses each unaffiliated Trustee for travel and out-of-pocket expenses related to the attendance at such meetings.

Note 4 - Distribution Plan

The Trustees of the Fund have adopted a 12b-1 Plan with respect to the

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000 - Continued

Investment Class shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder, which permits the Fund to pay certain expenses associated with the distribution of its Investment Class shares. Under the 12b-1 Plan, the Fund compensates the Distributor, at a fee calculated at an annual rate of up to 0.25% of the value of the average daily net assets attributable to the Investment Class shares for distribution expenses borne, or paid to others, by the Distributor. For the year end December 31,2000, the fund incurred $151,299 in distribution costs for Investment Class shares.

Note 5 - Affiliated Companies

The Fund primarily invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investment in these smaller capitalized companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of December 31, 2000:

                                                                    Dividend        Market
      Affliliates                     Purchases        Sales         Income          Value
      -----------                     ---------        -----         ------          -----
Brown & Sharpe Manufacturing Co.     $  601,200     $   25,200     $       --     $3,501,712
DT Industries, Inc.                     510,400             --             --      1,976,831
                                     ----------     ----------     ----------     ----------
                                     $1,111,600     $   25,200     $       --     $5,478,543
                                     ----------     ----------     ----------     ----------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of the ICM/Isabelle Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of the ICM/ Isabelle Small Cap Value Fund, including the portfolio of investments, as of December 31, 2000, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ICM/ Isabelle Small Cap Value Fund as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.


Arthur Andersen LLP

Boston, Massachusetts
February 19, 2001

                                      Notes

                                      Notes

                                      Notes

                        IRONWOOD CAPITAL MANAGEMENT, LLC
                                  AND ICM FUNDS

                                The Ironwood Tree

  is a small, hardy tree, which yields a very useful and solid wood. Patiently,

     these trees remain under the forest canopy until taller neighbors fall.

             Once given the opportunity, the Ironwood grows quickly

       to reach its full potential. We believe this imagery is appropriate for our firm as well as our investment style.

                               [GRAPHIC OMITTED]

                        Ironwood Capital Management, LLC,

        the investment manager of the ICM/Isabelle Small Cap Value Fund,

            is an independent investment management firm specializing

                      in investing in small company stocks.

                                    ICM Funds
                        C/O American Data Services, Inc.
                                  P.O. Box 5536
                            Hauppauge, NY 11788-0132
                                 1-800-472-6114

--------------------------------------------------------------------------------

There are risks associated with investing in funds of this type that invest in stocks of small-sized companies, which tend to be more volatile and less liquid than stocks of larger companies. Past Fund performance is not indicative of future results.

This information is not authorized for distribution unless accompanied or preceded by a current prospectus.

Distributor: AmeriMutual Fund Distributors, Inc.

For account information and prices, call 1-800-472-6114 between the hours of 9:00 a.m. and 5:00 p.m. (Eastern Time), Monday through Friday.